UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): October 30, 2003
                                                        ----------------


                           ALAMOSA (DELAWARE), INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                 5-58523                 75-2843707
----------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission            (I.R.S. Employer
      of Incorporation)          File Number)           Identification No.)


                     5225 S. Loop 289, Lubbock, Texas       79424
               ----------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)


      (Registrant's Telephone Number, Including Area Code) (806) 722-1100

                         _____________________________


         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On October 30, 2003, Alamosa Holdings, Inc. and Alamosa (Delaware), Inc. (together, the "Company"), issued a joint press release announcing the extension, until 5:00 p.m., New York City time, on November 4, 2003, of the exchange offers for its public indebtedness that it commenced on September 12, 2003. The press release is attached hereto as exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

         99.1       Press Release dated October 30, 2003

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 30, 2003

                                            ALAMOSA (DELAWARE), INC.


                                            By /s/ Kendall W. Cowan
                                               -------------------------------
                                               Name:  Kendall W. Cowan
                                               Title: Chief Financial Officer

                                 EXHIBIT INDEX


         99.1         Press Release dated October 30, 2003